TAX-FREE FUND FOR UTAH

       Supplement to the Prospectus dated October 30, 1998
              for Class A Shares and Class C Shares
                   as previously supplemented
December 24, 1998, January 22, 1999, May 12, 1999
and June 8, 1999


     On June 7, 1999 the Zions Bancorp, parent corporation of the Fund's Sub-Adviser, announced that it would merge with First Security Corporation in a transaction expected to take place in the 4th quarter of 1999. The transaction is subject to regulatory approval.

     The following replaces the information in the Prospectuses regarding the Fund's portfolio manager:

     Mr. Richard K. Baird, CFA, has become portfolio manager of the Fund. He is a Vice President and Senior Portfolio Manager of the Sub-Adviser and has been employed by the Sub-Adviser since February, 1999. From 1996-1999 he was employed by First Security Investment Management as a Senior Portfolio Manager and manager of the Achievement Municipal Bond Fund. From 1987-1996 he was a portfolio manager for Seafirst Bank in Seattle, Washington. He has earned the professional designation of Chartered Financial Analyst (CFA) from the Association for Investment Management and Research and has 17 years of discretionary investment management experience. He received his B.S. degree in Finance from Brigham Young University and took post-graduate business courses at the University of Colorado.

     The following supplements the information in the Prospectus regarding purchase and redemption of shares:

     The Fund generally permits "transfer on death" registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Transfer Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD rules.

The material under the caption "Special Dealer Arrangements" is replaced as follows:

     During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A shares of the Fund using the proceeds of a qualified redemption of an investment company (that is not a member of the Aquilasm Group of Funds), up to 1% of the proceeds. The shareholder, however, shall not be subject to any sales charge. These arrangements will be in effect through May 31, 2000 unless extended or earlier terminated by a supplement of the Prospectus.

     Dealer payments shall be made in up to 4 payments of 0.25 of 1% of the proceeds over a 4 year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, provided that any part of the investment remains in the Fund during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.


          The date of this supplement is June 29, 1999.